UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 3, 2008
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                  000-51290             52-1841431
    ------------------------------------------------------------------------
   (State or other jurisdiction      (Commission           (IRS Employer
         of incorporation)           File Number)        Identification No.)

       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                    10591
    ------------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)

                                 (914) 606-3500
              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01   REGULATION FD DISCLOSURE.

                  On March 3, 2008, EpiCept Corporation (the "Registrant") held an Investor Conference Call to answer investor questions relating to the Registrant's results of operations for the fiscal quarter and year ended December 31, 2007, as well as recent developments in the first two months of 2008. A copy of the transcript of the Investor Conference Call is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  The information in Item 7.01 of this Current Report on Form
            8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            (c) Exhibits

            99.1 Transcript of Investor Conference Call held on March 3, 2008 by EpiCept Corporation.
















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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EPICEPT CORPORATION


                                        /s/ ROBERT W. COOK
                                        -----------------------------
                                        Name:  Robert W. Cook
                                        Title: Chief Financial Officer

Date:  March 4, 2008




















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



                                  EXHIBIT INDEX

EXHIBIT                                   DESCRIPTION
-------                                   -----------

  99.1 Transcript of Investor Conference Call held on March 3, 2008 by EpiCept Corporation.


























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